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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of First SunAmerica Life Insurance Company, of our report dated November 8, 1996 relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated February 14, 1997 relating to the financial statements of Variable Annuity Account One of First SunAmerica Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.




         PRICE WATERHOUSE LLP
         Los Angeles, California
         February 24, 1997